                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2004
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21324                   06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Regulation FD Disclosure.
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            On May 26, 2004, NYFIX, Inc. (the "Company") affirmed its previously announced  delay in filing  its  quarterly  report on Form 10-Q for the  quarter ending March 31, 2004 (the "Form 10-Q") and its  expectation  of filing in a few days.  The text of a press release issued by the Company is furnished as Exhibit
99.1 and is incorporated  herein by reference.  Subsequent to the press release, the Company filed the Form 10-Q.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)         Exhibits

            Exhibit No.       Exhibits
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            99.1              Press release of NYFIX, Inc. dated May 26, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NYFIX, INC.

                                   By: /s/ Brian Bellardo
                                       ----------------------
                                       Brian Bellardo
                                       Secretary
May 26, 2004